STATEMENT OF OPERATIONS	Jan. 24, 2020 USD ($) $ / shares shares
Revenue	$ 0
General and administrative expenses	928
Net loss	$ (928)
Weighted average number of shares of common stock outstanding | shares	15,000,000
Basic and fully diluted net loss per share attributable to stockholder | $ / shares	$ 0